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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-16002                   95-3768341
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                               5880 Oberlin Drive
                           San Diego, California 92121
               (Address of Principal Executive Offices) (Zip Code)


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       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 4, 2005, Advanced Marketing Services, Inc., a Delaware corporation, Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into Amendment No. 2 to that certain Loan and Security Agreement dated October 8, 2004 (the "Loan Agreement") by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc. ("Wells Fargo Foothill"). The terms of Amendment No. 2, which is effective as of February 28, 2005, include (a) rescinding of an existing Financial Covenant Triggering Event following the receipt by the Agent of a Compliance Certificate for the period ending September 30, 2005, provided such certificate evidences the Company Borrowers' compliance with all requirements set forth therein and no Default or Event of Default under the Loan Agreement shall have occurred (all capitalized terms as defined in the Loan Agreement); (b) waiver of a violation of the Company Borrowers' minimum EBITDA requirement; (c) extension of the period to deliver certain financial statements and compliance certificates to June 30, 2005; (d) extension of the period to deliver certain projections of the Company Borrowers to April 30, 2005; and (e) reduction of the Company Borrowers' minimum EBITDA requirement to ($12.839 million) for the 3-month period ending March 31, 2005, with future periods and minimum amounts to be determined by the Agent in its sole discretion.

     Previously, on October 8, 2004, the Company Borrowers and Wells Fargo Foothill had entered into Amendment No. 1 to the Loan Agreement, which amended the Loan Agreement to (a) require the delivery of a cash flow statement on a quarterly rather than monthly basis; and (b) reduce the Company Borrowers' minimum EBITDA requirement pursuant to Section 7.18(a) to ($3.7 million), ($13.8 million), $4.172 million, and $3.967 million for the 3-, 6-, 9- and 12-month periods ending June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively, with minimum amounts for each trailing 12-month period ending on the last day of each fiscal quarter thereafter to be determined by the Agent in its sole discretion.

     Copies of Amendment No. 2 and Amendment No. 1 are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1    Amendment No. 2 to Loan Agreement.

Exhibit 10.2    Amendment No. 1 to Loan Agreement.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MARKETING SERVICES, INC.



Date:  March 8, 2005                   By: /s/ Bruce C. Myers
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                                           Bruce C. Myers
                                           President and Chief Executive Officer






















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